UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2020

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Chesterbrook Boulevard, Suite 300,

Berwyn, Pennsylvania 19312

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol	Name of Exchange on which registered
Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

Explanatory Note

This Amendment to Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Trinseo S.A. (the “Company”) on October 19, 2020 (the “Original Form 8-K”). The Original Form 8-K inadvertently reported the "Date of Report (Date of earliest event reported)" on the cover page as October 15, 2020, when it should have been reported as October 19, 2020. The sole purpose of this Amendment is to correct the incorrect date. No other changes are being made to the Original Form 8-K by this Amendment.

ITEM 2.02	Results of Operations and Financial Condition

On October 19, 2020, Trinseo S.A., a public limited liability company (société anonyme) existing under the laws of Luxembourg (the “Company”), issued a press release announcing preliminary financial results for the third quarter ended September 30, 2020. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained herein and in the accompanying exhibits shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

ay
Exhibit Number	Description
99.1	Press Release, dated October 19, 2020
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

EXHIBIT INDEX

Ay 2
Exhibit Number	Description
99.1	Press Release, dated October 19, 2020
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

a
TRINSEO S.A.

	By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Executive Vice President and Chief Financial Officer

Date: October 19, 2020